Exhibit 99.2

PAVMED INC.

and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands except number of shares and per share data - unaudited)

	For the year ended December 31, 2023
	As Reported	Lucid Diagnostics Inc. Deconsolidation	Pro forma Adjustments	Footnotes	Pro forma Statements
Revenue	$2,452	$(2,428)	$-		$24
Operating Expenses:
Cost of revenue	6,420	(5,979)	-		441
Sales and marketing	17,583	(16,404)	437	(4)	1,616
General and administrative	30,947	(19,254)	6,349	(4)	18,042
Amortization of acquired intangible assets	2,021	(2,021)	-		-
Research and development	14,276	(7,252)	2,214	(4)	9,238
Total operating expenses	71,247	(50,910)	9,000		29,337
Operating loss	(68,795)	48,482	(9,000)		(29,313)
Other income (expense):
Interest income	505	(424)	-		81
Interest expense	(589)	416	-		(173)
Management fee revenue	-	-	9,000	(4)	9,000
Change in fair value - Senior Secured Convertible Notes	(6,026)	2,980	-		(3,046)
Loss on issue and offering costs - Senior Secured Convertible Note	(1,186)	1,186	-		-
Debt extinguishments loss - Senior Secured Convertible Notes	(3,782)	26	-		(3,756)
Change in fair value - derivative liability	(390)	-	-		(390)
Gain on sale of intellectual property	1,000	-	-		1,000
Gain on deconsolidation of subsidiary	-	-	42,351	(1)	42,351
Change in fair value of equity method investment	-	-	1,565	(2)	1,565
Other income (expense),net	(10,468)	4,184	52,916		46,632
Loss before provision for income tax	(79,263)	52,666	43,916		17,319
Provision for income taxes	-	-	-		-
Net loss before noncontrolling interest	(79,263)	52,666	43,916		17,319
Net loss attributable to the noncontrolling interests	15,088	(13,174)	-		1,914
Net loss attributable to PAVmed Inc.	(64,175)	39,492	43,916		19,233
Less: Deemed dividend on Series Z warrant modification	(1,791)	-	-		(1,791)
Less: Series B Convertible Preferred Stock dividends earned	(304)	-	-		(304)
Net loss attributable to PAVmed Inc. common stockholders	$(66,270)	$39,492	$43,916		$17,138
Per share information:
Net loss per share attributable to PAVmed Inc. common stockholders - basic	$(9.16)				$2.37
Net loss per share attributable to PAVmed Inc. common stockholders - diluted	$(9.16)				$2.35
Weighted average common shares outstanding - basic	7,231,546				7,231,546
Weighted average common shares outstanding - diluted	7,231,546				7,302,073

PAVMED INC.

and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands except number of shares and per share data - unaudited)

	For the three months ended June 30, 2024
	As Reported	Lucid Diagnostics Inc. Deconsolidation	Pro forma Adjustments	Footnotes	Pro forma Statements
Revenue	$979	$(966)	$-		$13
Operating Expenses:
Cost of revenue	1,666	(1,614)	-		52
Sales and marketing	4,242	(4,210)	127	(4)	159
General and administrative	7,009	(4,857)	1,804	(4)	3,956
Amortization of acquired intangible assets	105	(105)	-		-
Research and development	1,641	(1,372)	570	(4)	839
Total operating expenses	14,663	(12,158)	2,500		5,005
Operating loss	(13,684)	11,192	(2,500)		(4,992)
Other income (expense):
Interest income	110	(107)	-		3
Interest expense	(11)	6	-		(5)
Management fee revenue	-	-	2,500	(4)	2,500
Change in fair value - Senior Secured Convertible Notes	(566)	(599)	-		(1,165)
Debt extinguishments loss - Senior Secured Convertible Notes	(763)	513	-		(250)
Change in fair value of equity method investment	-	-	313	(2) (3)	313
Other income (expense),net	(1,230)	(187)	2,813		1,396
Loss before provision for income tax	(14,914)	11,005	313		(3,596)
Provision for income taxes	-	-	-		-
Net loss before noncontrolling interest	(14,914)	11,005	313		(3,596)
Net loss attributable to the noncontrolling interests	4,087	(3,843)	-		244
Net loss attributable to PAVmed Inc.	(10,827)	7,162	313		(3,351)
Less: Series B Convertible Preferred Stock dividend earned	(81)	-	-		(81)
Net loss attributable to PAVmed Inc. common stockholders	$(10,908)	$7,162	$313		$(3,432)
Per share information:
Net loss per share attributable to PAVmed Inc. common stockholders - basic and diluted	$(1.19)				$(0.37)
Weighted average common shares outstanding - basic and diluted	9,152,819				9,152,819

PAVMED INC.

and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands except number of shares and per share data - unaudited)

	For the six months ended June 30, 2024
	As Reported	Lucid Diagnostics Inc. Deconsolidation	Pro forma Adjustments	Footnotes	Pro forma Statements
Revenue	$1,989	$(1,967)	$-		$22
Operating Expenses:
Cost of revenue	3,411	(3,269)	-		142
Sales and marketing	8,552	(8,404)	253	(4)	401
General and administrative	13,688	(8,927)	3,607	(4)	8,368
Amortization of acquired intangible assets	477	(477)	-		-
Research and development	3,583	(2,873)	1,140	(4)	1,850
Total operating expenses	29,711	(23,950)	5,000		10,761
Operating loss	(27,722)	21,983	(5,000)		(10,739)
Other income (expense):
Interest income	182	(175)	-		7
Interest expense	(26)	18	-		(8)
Management fee revenue	-	-	5,000	(4)	5,000
Change in fair value - Senior Secured Convertible Notes	(2,728)	(890)	-		(3,618)
Debt extinguishments loss - Senior Convertible Notes	(1,132)	681	-		(451)
Debt modification expense	(2,000)	-	-		(2,000)
Change in fair value of equity method investment	-	-	(18,468)	(2) (3)	(18,468)
Other income (expense),net	(5,704)	(366)	(13,468)		(19,538)
Loss before provision for income tax	(33,426)	21,617	(18,468)		(30,277)
Provision for income taxes	-	-	-		-
Net loss before noncontrolling interest	(33,426)	21,617	(18,468)		(30,277)
Net loss attributable to the noncontrolling interests	7,387	(6,898)	-		489
Net loss attributable to PAVmed Inc.	(26,039)	14,719	(18,468)		(29,788)
Less: Series B Convertible Preferred Stock dividend earned	(161)	-	-		(161)
Less: Deemed dividend on Subsidiary Preferred Stock attributable to the noncontrolling interests	(7,496)	-	-		(7,496)
Net loss attributable to PAVmed Inc. common stockholders	$(33,696)	$14,719	$(18,468)		$(37,445)
Per share information:
Net loss per share attributable to PAVmed Inc. common stockholders - basic and diluted	$(3.78)				$(4.20)
Weighted average common shares outstanding - basic and diluted	8,923,862				8,923,862

PAVMED INC.

and SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands except number of shares and per share data - unaudited)

	As of June 30, 2024
	As Reported	Lucid Diagnostics Inc. Deconsolidation	Pro forma Adjustments	Footnotes	Pro forma Statements
Assets:
Current Assets:
Cash	$25,499	$(24,920)	$-		$579
Accounts receivable	219	(160)	-		59
Inventory	687	(687)	-		-
Prepaid expenses, deposits, and other current assets	3,802	(1,892)	-		1,910
Total current assets	30,207	(27,659)	-		2,548
Fixed assets, net	1,331	(1,050)	-		281
Equity method investment	-	-	25,668	(5)	25,668
Operating lease right-of-use assets	5,771	(3,037)	-		2,734
Intangible assets, net	947	(947)	-		-
Other assets	1,157	(1,157)	-		-
Total assets	$39,413	$(33,850)	$25,668		$31,231
Liabilities, Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,232	$(903)	$-		$329
Accrued expenses and other current liabilities	6,789	(2,727)	-		4,062
Operating lease liabilities, current portion	1,369	(884)	-		485
Senior Secured Convertible Notes - at fair value	44,000	(11,200)	-		32,800
Total current liabilities	53,390	(15,714)	-		37,676
Operating lease liabilities, less current portion	4,665	(2,154)	-		2,511
Total liabilities	58,055	(17,868)	-		40,187
Commitments and contingencies
Stockholders’ Equity:
Preferred stock	3,151	-	-		3,151
Common stock	10	-	-		10
Additional paid-in capital	243,524	-	-		243,524
Accumulated deficit	(320,630)	43,817	25,668	(5)	(251,145)
Total PAVmed Inc. Stockholders’ Equity (Deficit)	(73,945)	43,817	25,668		(4,460)
Noncontrolling interests	55,303	(59,799)	-		(4,496)
Total Stockholders’ Equity (Deficit)	(18,642)	(15,982)	25,668		(8,956)
Total Liabilities and Stockholders Equity/(Deficit)	$39,413	$(33,850)	$25,668		$31,231

(1) The gain upon deconsolidation of Lucid Diagnostics Inc. for purposes of the pro forma condensed consolidated statements of operations data was calculated by comparing PAVmed Inc.’s $220 basis as of January 1, 2023 (represented by the net assets of Lucid Diagnostics Inc. of $23,046, net of non-controlling interest of $22,826) as compared to the fair market value of PAVmed Inc.’s ownership of 31,302,420 of Lucid Diagnostics Inc. common stock at $1.36 price per share at January 1, 2023, or $42,571. The difference between the basis and the fair market values of $42,351 represents the proforma gain recognized.

(2) Calculation of the fair value option for the proforma period

(3) Subsequent to the June 30, 2024 pro forma information presented, a $0.01 change per share of Lucid Diagnostics Inc. common stock results in a change in PAVmed Inc.’s fair value of Lucid Diagnostics Inc. of a $0.3 million increase or decrease in the Company’s basis and stockholders equity.

(4) Operating expenses related to the Management Services Agreement revenue reflected in Other Income.

(5) The unaudited condensed consolidated pro forma balance sheet data as of June 30, 2024 is presented as if the deconsolidation of Lucid Diagnostics Inc. had occurred on June 30, 2024 and was calculated based on Lucid Diagnostics Inc.’s common stock price of $0.82 and the number of shares of Lucid Diagnostics Inc.’s common stock owned by PAVmed Inc. of 31,302,444 as of that date.